July 21, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Form N-CSR
     John Hancock Strategic Series (the "Registrant") on behalf of:
     John Hancock Strategic Income Fund
     John Hancock High Income Fund

     File Nos. 33-5186; 811-4651

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending May 31, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1722.

Sincerely,


/s/Brian E. Langenfeld
Brian E. Langenfeld
Attorney and Assistant Secretary


ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Strategic Income Fund

5.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 18

Trustees & officers
page 37

For your information
page 41


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of May 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
high current
income by invest-
ing primarily in
foreign govern-
ment and
corporate debt
securities from
developed and
emerging markets,
U.S. government
and agency
securities and U.S.
high yield bonds.

Over the last twelve months

* Foreign government bonds started out strong but gave up some gains as the U.S. dollar strengthened.

* High yield bonds enjoyed strong returns, fueled by investors' growing comfort with risk amid better economic conditions and a growing appetite for yield.

* Emerging-market bonds posted positive returns but trailed other sectors.

[Bar chart with heading "John Hancock Strategic Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 2.23% total return for Class A shares. The second bar represents the 1.52% total return for Class B shares. The third bar represents the 1.52% total return for Class C shares. The fourth bar represents the 2.41% total return for Class I shares and the fifth bar represents the 4.42%* total return for Class R shares. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

16.8%   Government of Canada
13.4%   U.S. Treasury
 5.8%  Republic of Colombia
 5.1%  Bonos Y Oblig Del Estado (Spain)
 3.8%  Government of Australia
 3.5%  Government of Japan
 3.0%  United Mexican States
 2.5%  Republic of Brazil
 2.2%  Republic of Peru
 1.5%  Bundesrepublik Deutschland (Denmark)

As a percentage of net assets on May 31, 2004.

BY FREDERICK L. CAVANAUGH, JR., AND DANIEL S. JANIS, III,
PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Strategic Income Fund

Global bond markets posted mixed results during the 12-month period ended May 31, 2004. U.S. Treasury securities were down for the year, in response to growing fears of inflation and higher interest rates amid stronger-than-expected economic conditions. International bonds as a group performed well for U.S. dollar investors in roughly the first half of the period, because U.S. dollar weakness and foreign currency strength meant that foreign-denominated bond returns converted to more dollars, enhancing international bond performance. So far in 2004, the opposite has been true. The dollar rebounded against many major international currencies, undermining the performance of unhedged non- dollar-denominated international bonds. Relatively strong U.S. economic growth, the prospect of higher U.S. interest rates, currency intervention by the Bank of Japan and European economic weakness all contributed to the dollar's rally.

"Global bond markets
 posted mixed results
 during the 12-month
 period ended May 31,
 2004."

High yield corporate bonds performed quite well. The low interest rates offered by government and other investment-grade bonds helped make junk bonds more appealing to yield-hungry investors. Low interest rates also helped boost the business fundamentals of high yield corporate issuers, as many debt-laden companies were able to refinance their debt, lowering interest payments and improving their balance sheets.

High-yielding bonds issued by emerging markets -- particularly Latin American bonds -- generally posted decent returns during the year, although they lagged the high yield sector. Emerging-market securities benefited throughout most of the period from stronger demand in light of waning concerns about the risks associated with investing in emerging markets. Furthermore, emerging-market bonds, like high yield bonds, were helped by strong demand from investors seeking higher-yielding alternatives to high-grade government and corporate debt.

FUND PERFORMANCE

For the 12 months ended May 31, 2004, John Hancock Strategic Income Fund's Class A, Class B, Class C and Class I shares posted total returns of 2.23%, 1.52%, 1.52% and 2.41%, respectively, at net asset value. This compared with the 4.74% return of the average multi-sector income fund, according to Lipper, Inc.1 Class R shares, which were launched on August 5, 2003, returned 4.42% at net asset value from inception through May 31, 2004. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Photos of Fred Cavanaugh and Dan Janis flush right next to first paragraph.]

The main contributor to our underperformance of our Lipper peer group average was our much smaller exposure to high yield bonds, particularly those of the lowest credit quality. We were increasingly concerned that lower-quality bonds in particular were overvalued and "priced for perfection," reflecting overly optimistic views about the economy, interest rates and the rate of defaults among high yield issuers. The other reason we generally avoided lower-quality tiers of the market was liquidity. Lower-quality securities can be especially illiquid, meaning investors can be left holding se curities they no longer want if conditions turn against a company or the high yield market overall.

"... we maintained an over-
 weight exposure to
 non-dollar, unhedged
 investments in high-quality
 government bonds, and
 this strategy produced
 mixed results."

HIGH YIELD WINNERS

Among our high yield holdings, there were a number of good performers. Chukchansi Economic Development Authority, which owns the central California-based Chukchansi Resort and Casino, was one of them, benefiting from improved operating results. Another winner was Pan American Silver Corp., which enjoyed improved financial results due to increased production at one of its major mines, and rising silver prices. Rising commodity prices also helped our investments in Ocean Rig Norway, which operates oil rigs and benefited from high oil prices. On the flip side, our disappointments included Pegasus

Communications Corp., which was locked in a ongoing legal dispute with DIRECTV over Pegasus' right to distribute DIRECTV's services.

[Table at top left-hand side of page entitled "Bond quality distribution." The first listing is AAA -- 44%, the second is AA-A -- 15%, the third is BBB -- 5%, the fourth is BB -- 14%, the fifth is B -- 12%, the sixth is CCC -- 2% and the seventh is Below CCC -- 1%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-04." The chart is divided into six sections (from top to left): Foreign government bonds 60%, Corporate bonds 17%, U.S. government & agency bonds 14%, Short-term investments & other 7%, Preferred stocks 1% and Common stocks 1%.]

FOREIGN HOLDINGS MIXED

Throughout the period, we maintained an overweight exposure to non-dollar, unhedged investments in high-quality government bonds, and this strategy produced mixed results. Most of our holdings in this group outperformed Treasury securities, but dramatically underperformed high yield bonds, and significantly trailed foreign bonds that were dollar denominated or hedged into U.S. dollars. While maintaining an unhedged position helped us when the dollar declined, it muted our foreign bond holding returns when the dollar rallied. Our reasons for maintaining a large non-dollar denominated foreign bond position stemmed from our view that the U.S. dollar -- despite its recent rebound -- will continue to weaken, thereby making U.S. bonds less attractive and many foreign bonds more attractive. In addition, we didn't see much value in U.S. Treasury securities -- especially since our forecast calls for rising interest rates -- nor in high yield bonds in light of their near-historic high valuations. Among our winners in the international bond category were holdings in New Zealand government bonds, which posted very strong returns during the period. Our positions in Canada also generated positive returns, but we did less well with our holdings in bonds issued by European countries. Emerging-market bonds from Latin America -- particularly those issued in Mexico and Colombia -- generally posted solid returns during the year.

Mexico, one of the highly rated emerging markets, benefited from improving economic and fiscal conditions. Colombia also enjoyed better economic conditions, but also benefited from a significant decline in the rate of inflation in that country.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is High yield corporates followed by an up arrow with the phrase "Strong demand boosts price." The second listing is Chukchansi followed by an up arrow with the phrase "Good operational results help company's financials." The third listing is Non-dollar denominated bonds followed by a down arrow with the phrase "Rising U.S. dollar mutes returns for U.S. investors."]

OUTLOOK

We believe that interest rates are headed higher in the United States, which bodes poorly for U.S. Treasury securities. Our outlook is predicated on the fact that we believe the Federal Reserve Board will need to raise interest rates, which, along with a lower dollar, are needed to attract foreign investors. We also remain cautious about the outlook for the high yield market for the balance of 2004. One of our chief concerns is that high yield bonds appear overvalued especially given our outlook for moderate, not robust, economic growth. That leaves us with foreign government bonds, which we think offer both a good value and an attractive risk/reward profile. Until that outlook changes, we plan to keep the Fund tilted toward the bonds of developed and emerging governments.

"That leaves us with foreign
 government bonds, which
 we think offer both a good
 value and an attractive
 risk/reward profile."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in high yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
May 31, 2004


                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                8-18-86      10-4-93       5-1-98       9-4-01       8-5-03

Average annual returns with maximum sales charge (POP)
One year                        -2.32%       -3.20%       -0.41%        2.41%          --
Five years                       4.78%        4.71%        4.78%          --           --
Ten years                        7.31%        7.21%          --           --           --
Since inception                    --           --         4.31%        8.49%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -2.32%       -3.20%       -0.41%        2.41%          --
Five years                      26.29%       25.90%       26.32%          --           --
Ten years                      102.52%      100.68%          --           --           --
Since inception                    --           --        29.28%       24.99%        4.42%

SEC 30-day yield as of May 31, 2004
                                 4.19%        3.70%        3.66%        4.76%        3.89%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in three separate indexes.

                                   Merrill Lynch  Merrill Lynch    Citicorp
          Cum Value  Cum Value          AAA U.S.     High Yield       World
            of $10K    of $10K   Treasury/Agency      Master II  Government
Plot Date  (No Load)   (W/Load)     Master Index          Index  Bond Index

6-30-94      $9,935     $9,486            $9,983        $10,046     $10,144
11-30-94     10,018      9,564             9,991         10,123      10,285
5-31-95      10,935     10,440            11,097         11,475      11,980
11-30-95     11,733     11,202            11,736         12,120      12,149
5-31-96      12,181     11,629            11,548         12,624      12,001
11-30-96     13,263     12,662            12,351         13,599      12,824
5-31-97      13,763     13,140            12,415         14,307      12,416
11-30-97     14,748     14,080            13,260         15,384      12,789
5-31-98      15,612     14,905            13,806         16,159      13,086
11-30-98     15,700     14,990            14,692         16,019      14,412
5-31-99      16,048     15,321            14,428         16,428      13,890
11-30-99     16,223     15,489            14,499         16,293      14,109
5-31-00      16,259     15,523            14,864         15,921      13,745
11-30-00     16,184     15,451            15,990         15,207      13,803
5-31-01      16,771     16,012            16,604         16,514      13,772
11-30-01     17,380     16,593            17,631         16,378      14,531
5-31-02      17,816     17,009            17,888         16,667      14,835
11-30-02     18,206     17,382            19,003         15,708      16,107
5-31-03      20,756     19,816            20,234         18,276      18,416
11-30-03     21,198     20,238            19,736         19,946      18,694
5-31-04      21,213     20,252            19,790         20,397      19,101

Line chart with the heading "GROWTH OF $10,000." Within the chart are five lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, before sales charge, and is equal to $21,213 as of May 31, 2004. The second line represents the Merrill Lynch High Yield Master II Index and is equal to $20,397 as of May 31, 2004. The third line represents the same hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $20,252 as of May 31, 2004. The fourth line represents the Merrill Lynch AAA U.S. Treasury/Agency Master Index and is equal to $19,790 as of May 31, 2004. The fifth line represents the Citigroup World Government Bond Index and is equal to $19,101 as of May 31, 2004.

                              Class B 1    Class C 1    Class I 2    Class R 2
Period beginning              5-31-94       5-1-98       9-4-01       8-5-03
Without sales charge          $20,068      $13,059      $12,499      $10,442
With maximum sales charge     $20,068      $12,928      $12,499      $10,442
Index 1                       $19,790      $14,463      $11,545      $10,241
Index 2                       $20,397      $12,691      $12,374      $11,077
Index 3                       $19,101      $14,591      $13,320      $10,814

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of May 31, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Merrill Lynch AAA U.S. Treasury/Agency Master Index -- Index 1 -- is an unmanaged index of fixed-rate U.S. Treasury and agency securities.

Merrill Lynch High Yield Master II Index -- Index 2 -- is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

Citigroup World Government Bond Index -- Index 3 -- is an unmanaged index of bonds issued by governments in the U.S., Europe and Asia.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2004

This schedule is divided into five main categories: bonds, preferred stocks, common stocks, warrants and short-term investments. Bonds, preferred stocks, common stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER, DESCRIPTION,                                                INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                       RATE        RATING*   (000s OMITTED)       VALUE
BONDS 90.84%                                                                                           $1,331,514,949
(Cost $1,255,029,069)

Advertising 0.17%                                                                                           2,494,200
Go Outdoor Systems Holding S.A.,
Sr Sub Note (France) 07-15-09 (E)                                    10.500%     BBB+     $1,900            2,494,200

Aerospace 0.01%                                                                                                75,960
Jet Equipment Trust,
Equipment Trust Ctf Ser 95B2 08-15-14 (B) (R)                        10.910      D         1,500               75,960

Banks -- Foreign 0.17%                                                                                      2,479,043
Corporacion Andina de Fomento,
Note (Venezuela) 05-21-13                                             5.200      A         2,600            2,479,043

Banks -- United States 0.49%                                                                                7,114,266
Colonial Bank,
Sub Note 06-01-11                                                     9.375      BBB-      3,650            4,259,700
CSBI Capital Trust I,
Sec Co Gtd Ser A 06-06-27 (I)                                        11.750      B-        2,340            2,854,566

Building 0.07%                                                                                              1,067,000
North American Energy Partners, Inc.,
Sr Note 12-01-11 (R)                                                  8.750      B+        1,100            1,067,000

Chemicals 0.42%                                                                                             6,090,000
Braskem S.A.,
Note (Brazil) 01-22-14 (R)                                           11.750      B+***     2,800            2,450,000
Nova Chemicals Corp.,
Note (Canada) 05-15-06 +                                              7.000      BB+       3,500            3,640,000

Consumer Products 0.00%                                                                                             0
Hedstrom Corp.,
Sr Sub Note 06-01-07 (B) (I)                                         10.000      D         4,000                    0

Containers 0.69%                                                                                           10,329,250
BWAY Corp.,
Sr Sub Note 10-15-10                                                 10.000      B-        2,125            2,231,250
Owens-Brockway Glass Container, Inc.,
Sr Note 05-15-13                                                      8.250      B         3,200            3,184,000
Sr Sec Note 02-15-09 +                                                8.875      BB-       4,680            4,914,000

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                       RATE        RATING*   (000s OMITTED)       VALUE
Finance 1.05%                                                                                             $15,451,044
Pemex Project Funding Master Trust,
Gtd Note (Mexico) 04-04-10 (E) (R)                                    6.625%     BBB-     $3,000            3,854,888
Gtd Note (Mexico) 12-15-14 +                                          7.375      BBB-      3,675            3,780,656
Note (Mexico) 02-15-08                                                8.500      BBB-      7,000            7,815,500

Government -- Foreign 59.82%                                                                              876,780,043
Australia, Government of,
Bond (Australia) 10-15-07 #                                          10.000      AAA      18,000           14,656,253
Bond (Australia) 09-15-09 #                                           7.500      AAA      52,000           40,260,397
Bonos Y Oblig Del Estado,
Bond (Spain) 07-30-04 (E)                                             4.500      AA+       9,500           11,644,304
Bond (Spain) 10-31-11 (E)                                             5.350      AA+      18,930           24,972,274
Bond (Spain) 07-30-12 (E)                                             5.000      AA+      10,000           12,881,011
Bond (Spain) 07-30-13 (E)                                             4.200      AA+      20,500           24,868,135
Brazil, Republic of,
Bond (Germany) 02-26-07 #                                             8.000      B+        7,800            4,827,609
Bond (Japan) 04-10-07 #                                               4.750      B+    1,200,000           10,857,272
Bond (Brazil) 10-05-07 (E)                                            9.500      B+        5,000            6,136,280
Bond (Brazil) 08-07-11                                               10.000      B+        6,850            6,387,625
Note (Brazil) 10-22-10 +                                              9.250      B+        9,700            8,972,500
Bundesrepublik Deutschland,
Bond (Denmark) 07-04-12 (E)                                           5.000      AAA      16,800           21,756,503
Buoni Poliennali Del Tes,
Bond (Italy) 02-01-07 (E)                                             6.750      AA        5,500            7,363,317
Bond (Italy) 08-01-11 (E)                                             5.250      AA       23,835           31,205,164
Bond (Italy) 02-01-13 (E)                                             4.750      Aa2      14,250           17,950,946
Bond (Italy) 05-01-31 (E)                                             6.000      AA       11,800           16,208,004
Canada, Government of,
Bond (Canada) 09-01-05 #                                              6.000      AAA      24,500           18,685,604
Bond (Canada) 12-01-05 #                                              8.750      AAA      52,000           41,402,990
Bond (Canada) 12-01-06 #                                              7.000      AAA      45,000           35,869,083
Bond (Canada) 09-01-07 #                                              4.500      AAA      22,000           16,549,494
Bond (New Zealand) 10-03-07 #                                         6.625      AAA      10,000            6,359,843
Bond (Canada) 06-01-08 #                                              6.000      AAA      10,000            7,899,971
Bond (Canada) 06-01-09 #                                              5.500      AAA      49,000           38,060,641
Bond (Canada) 06-01-10 #                                              5.500      AAA      33,425           25,935,605
Bond (Canada) 06-01-11 #                                              6.000      AAA      35,050           27,906,951
Bond (Canada) 06-01-29 #                                              5.750      AAA      35,525           27,639,523
Chile, Republic of,
Bond (Chile) 01-15-13 +                                               5.500      A         3,000            2,995,500
Colombia, Republic of,
Bond (Colombia) 04-09-11                                              9.750      BB+       6,457            7,166,769
Bond (Colombia) 02-25-20                                             11.750      BB       10,850           11,446,750
Bond (Colombia) 05-21-24                                              8.125      BB        6,200            4,820,500

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                       RATE        RATING*   (000s OMITTED)       VALUE
Government - Foreign (continued)
Columbia, Republic of, (continued)
Bond (Colombia) 01-28-33 +                                           10.375%     BB      $18,100          $16,878,250
Note (Colombia) 01-31-08 (E)                                         11.375      BB       10,800           14,561,338
Note (Colombia) 04-23-09                                              9.750      BB        4,800            5,028,000
Note (Colombia) 05-31-11 (E)                                         11.500      BB       18,600           25,098,303
Germany, Federal Republic of,
Bond (Germany) 01-04-12 (E)                                           5.000      AAA       7,450            9,667,988
Ireland, Government of,
Bond (Ireland) 04-18-13 (E)                                           5.000      AAA      13,500           17,372,566
Japan, Government of,
Bond (Japan) 10-20-05 #                                               0.100      AA-   5,590,000           50,611,792
Mexican States, United,
Bond (Mexico) 09-15-16 +                                             11.375      BBB-      3,800            5,308,600
Bond (Mexico) 08-15-31                                                8.300      BBB-     11,500           12,075,000
Note (Mexico) 03-13-08 (E)                                            7.375      BBB-      7,560           10,127,390
Note (Mexico) 01-14-11                                                8.375      BBB-      7,200            8,186,400
Note (Mexico) 01-16-13 +                                              6.375      BBB-      8,650            8,650,000
New Zealand, Government of,
Bond (New Zealand) 11-15-11 #                                         6.000      AAA      25,750           16,021,704
Bond (New Zealand) 04-15-13 #                                         6.500      AAA      19,400           12,431,654
Norway, Government of,
Bond (Norway) 11-30-04 #                                              5.750      AAA     163,000           24,733,628
Bond (Norway) 05-16-11 #                                              6.000      AAA      44,000            7,146,504
Ontario, Province of,
Note (New Zealand) 03-03-08 #                                         5.750      AA       10,600            6,514,024
Note (Canada) 03-08-14 #                                              5.000      AA        7,000            5,045,325
Panama, Republic of,
Bond (Panama) 01-16-23                                                9.375      BB        5,700            5,757,000
Bond (Panama) 09-30-27                                                8.875      BB        5,000            4,812,500
Peru, Republic of,
Bond (Peru) 11-21-33                                                  8.750      BB-      12,000           10,140,000
Note (Peru) 01-15-08 +                                                9.125      BB-       5,725            6,183,000
Note (Peru) 02-06-15                                                  9.875      BB-      15,900           16,098,750
Philippines, Republic of,
Bond (Philippine Islands) 01-18-17                                    9.375      BB        7,000            7,087,500
Note (Philippine Islands) 12-07-06 (E)                                9.375      BB        6,000            7,766,516
Sweden, Kingdom of,
Bond (Sweden) 08-15-07 #                                              8.000      AAA     146,500           22,309,306
Venezuela, Republic of,
Sr Note (Venezuela) 03-05-08 (E)                                     11.000      B-        5,950            7,480,187

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                       RATE        RATING*   (000s OMITTED)       VALUE
Government -- U.S. 13.39%                                                                                $196,220,179
United States Treasury,
Bond 08-15-05 +                                                      10.750%     AAA     $33,000           36,419,889
Bond 02-15-16 +                                                       9.250      AAA      27,600           38,197,958
Bond 08-15-19 +                                                       8.125      AAA      17,225           22,459,781
Bond 02-15-31 +                                                       5.375      AAA      10,000           10,037,110
Note 08-15-04 +                                                       7.250      AAA      23,000           23,291,985
Note 08-15-05 +                                                       6.500      AAA      19,300           20,330,581
Note 08-15-07 +                                                       6.125      AAA      23,600           25,695,420
Note 08-15-11 +                                                       5.000      AAA      19,000           19,787,455

Government -- U.S. Agencies 0.96%                                                                          14,031,555
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 06-01-33                                          5.500      AAA      14,094           14,031,555

Leisure 3.64%                                                                                              53,307,950
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      B-        4,875            5,971,875
Hockey Co. (The)/Sport Maska, Inc.,
Unit (Sr Sec Note & Sr Sec Note)
(Canada) 04-15-09                                                    11.250      B         5,360            6,217,600
Isle of Capri Casinos, Inc,
Sr Sub Note 03-15-12                                                  9.000      B         4,500            4,905,000
Jacobs Entertainment, Inc.,
Sr Sec Note 02-01-09                                                 11.875      B         4,550            4,959,500
Mandalay Resort Group,
Sr Sub Note 02-15-10 +                                                9.375      BB-       3,850            4,312,000
Mohegan Tribal Gaming Authority,
Sr Sub Note 07-15-09                                                  6.375      BB-       3,750            3,721,875
Sr Sub Note 04-01-12 +                                                8.000      BB-       4,450            4,728,125
MTR Gaming Group, Inc.,
Gtd Note 04-01-10                                                     9.750      B+        3,150            3,370,500
Penn National Gaming, Inc.,
Sr Sub Note Ser B 03-01-08                                           11.125      B         5,200            5,720,000
Seneca Gaming Corp.,
Sr Note 05-01-12 (R) +                                                7.250      BB-         500              495,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas) 08-15-11                                        8.875      B+        1,625            1,714,375
Waterford Gaming LLC,
Sr Note 09-15-12 (R)                                                  8.625      B+        6,785            7,192,100

Linen Supply & Related 0.30%                                                                                4,473,200
Coinmach Corp.,
Sr Note 02-01-10                                                      9.000      B         4,220            4,473,200

See notes to
financial statements.


11


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                       RATE        RATING*   (000s OMITTED)       VALUE
Machinery 0.18%                                                                                            $2,600,000
Manitowoc Co., Inc.,
Sr Note 11-01-13                                                      7.125%     B+       $2,600            2,600,000

Media 2.86%                                                                                                41,994,653
Allbritton Communications Co.,
Sr Sub Note 12-15-12                                                  7.750      B-        4,800            4,758,000
Callahan Nordrhein Westfalen GmbH,
Sr Note (Germany) 07-15-11 (B) (E)                                   14.125      D***      1,430               52,387
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.,
Sr Note 10-01-09                                                     10.750      CCC-      3,600            3,132,000
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16 +                                                10.500      B+        3,450            3,889,875
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+        6,265            6,515,600
Innova S. de R.L.,
Note (Mexico) 09-19-13 (Y) +                                          9.375      B+        5,685            5,912,400
Sr Note (Mexico) 04-01-07                                            12.875      B+        1,678            1,688,773
Paxson Communications Corp.,
Gtd Sr Sub Note 07-15-08                                             10.750      CCC+      3,735            3,828,375
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                               12.500      D         6,050            2,964,500
Sinclair Broadcast Group, Inc.,
Gtd Sr Sub Note 03-15-12 +                                            8.000      B         4,625            4,729,063
XM Satellite Radio, Inc.,
Sr Sec Note 06-15-10                                                 12.000      CCC+      4,039            4,523,680

Medical 0.16%                                                                                               2,323,880
Advanced Medical Optics, Inc.,
Sr Sub Note 07-15-10                                                  9.250      BB-       2,132            2,323,880

Metal 0.00%                                                                                                     6,250
Centaur Mining & Exploration Ltd.,
Sr Note (Australia) 12-01-07 (B)                                     11.000      D         2,500                6,250

Oil & Gas 1.31%                                                                                            19,250,225
Chesapeake Energy Corp.,
Gtd Sr Note 01-15-15 +                                                7.750      BB-       2,500            2,581,250
Sr Note 01-15-16 +                                                    6.875      BB-       6,721            6,552,975
Ocean Rig Norway A.S.,
Sr Sec Note (Norway) 06-01-08                                        10.250      CCC       5,400            5,346,000
Parker Drilling Co.,
Gtd Sr Note Ser B 11-15-09 +                                         10.125      B-        4,500            4,770,000

See notes to
financial statements.


12


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                 INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                        RATE        RATING*   (000s OMITTED)       VALUE
Paper & Paper Products 1.87%                                                                              $27,387,322
Corporacion Durango S.A. de C.V.,
Sr Sec Note (Mexico) 08-01-06 (B)                                    13.125%     D       $12,020            6,310,500
Kappa Beheer BV,
Sr Sub Note (Netherlands) 07-15-09 (E)                               10.625      B         5,850            7,465,197
Longview Fibre Co.,
Sr Sub Note 01-15-09                                                 10.000      B+        2,125            2,263,125
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12                                            9.625      B         4,300            4,665,500
Stone Container Corp.,
Sr Note 02-01-08 +                                                    9.250      B         2,000            2,155,000
Sr Note 02-01-11                                                      9.750      B         1,800            1,953,000
Sr Note 07-01-12                                                      8.375      B         2,500            2,575,000

Real Estate Investment Trust 0.04%                                                                            576,000
Omega Healthcare Investors, Inc.,
Sr Note 04-01-14 (R)                                                  7.000      BB-         600              576,000

Telecommunications 0.79%                                                                                   11,656,577
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (B)                                        14.250      C         4,000            1,000,000
Mobile Telesystems
Gtd Bond (Luxembourg) 12-21-04                                       10.950      BB-       2,650            2,749,375
Nextel Communications, Inc.,
Sr Note 08-01-15 +                                                    7.375      BB        2,600            2,619,500
Nextel Partners, Inc.,
Sr Note 11-15-09                                                     12.500      B-        1,851            2,151,788
PTC International Finance II S.A.,
Sr Sub Note (Luxembourg) 12-01-09 (E)                                11.250      BB-       2,400            3,135,914

Tobacco 0.40%                                                                                               5,911,500
Commonwealth Brands, Inc.,
Sr Sec Sub Note 09-01-08 (R)                                         10.625      B***      4,650            4,789,500
Standard Commercial Corp.,
Sr Note 04-15-12 (R) +                                                8.000      BB+       1,100            1,122,000

Transportation 0.04%                                                                                          524,372
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note (Greece) 12-31-07 (I) (R)                                10.500      CCC***    1,748              524,372

Utilities 1.68%                                                                                            24,589,230
Empresa Electrica Guacolda S.A.,
Sr Sec Note (Chile) 04-30-13 (R)                                      8.625      BBB-      4,140            4,335,627
Empresa Nacional de Electricidad S.A.
Bond (Chile) 02-01-27                                                 7.875      BBB-      4,500            4,033,764
Midland Funding Corp. II,
Deb Ser A 07-23-05 +                                                 11.750      BB-       3,895            4,011,724
Deb Ser B 07-23-06                                                   13.250      BB-       5,600            6,160,000

See notes to
financial statements.


13


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                INTEREST    CREDIT    PAR VALUE
MATURITY DATE                                                       RATE        RATING*   (000s OMITTED)       VALUE
Utilities (continued)
MSW Energy Holdings LLC/MSW Energy
Finance Co., Inc.,
Gtd Sr Sec Note 09-01-10 (R)                                         7.375%      BB-        $950             $935,750
PSE&G Energy Holdings LLC,
Note 04-16-07                                                        7.750       BB-       3,200            3,328,000
Salton Sea Funding Corp.,
Gtd Sr Sec Note Ser F 11-30-18                                       7.475       BB+         880              928,232
Sr Sec Note Ser C 05-30-10                                           7.840       BB+         825              856,133

Waste Disposal Service & Equip. 0.33%                                                                       4,781,250
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09 +                                        10.000       B+        4,500            4,781,250



                                                                                CREDIT
ISSUER, DESCRIPTION                                                             RATING*   SHARES                VALUE
PREFERRED STOCKS 0.59%                                                                                     $8,642,800
(Cost $7,664,827)

Telecommunications 0.10%                                                                                    1,423,800
Rural Cellular Corp., 11.375%, Ser B**                                           Ca        1,695            1,423,800

Transportation 0.00%                                                                                                0
Pacific & Atlantic Holdings, Inc., 7.50%, (Greece) (I)                           CCC      93,750                    0

Waste Disposal Service & Equip. 0.49%                                                                       7,219,000
Allied Waste Industries, Inc., 6.25%, Conv                                       B       100,000            7,219,000


                                                                                                                VALUE
COMMON STOCKS 1.28%                                                                                       $18,778,576
(Cost $25,317,729)
Consumer Products 0.00%                                                                                             0
Hedstrom Corp. (Canada) (B) (I) **                                                       10,909                     0

Food 0.00%                                                                                                     15,400
TLC Beatrice International Holdings (Class A) (I) (r) **                                 20,000                15,400

Mining 0.82%                                                                                               11,989,000
Newmont Mining Corp.                                                                    200,000             7,942,000
Pan American Silver Corp., (Canada)**                                                   300,000             4,047,000

Oil & Gas 0.05%                                                                                               701,297
Key Energy Services, Inc.**                                                              72,448               701,297

Retail 0.00%                                                                                                    1,027
SpinCycle, Inc. (I) **                                                                      667                 1,027

See notes to
financial statements.


14


FINANCIAL STATEMENTS


                                                                                       SHARES OR
ISSUER, DESCRIPTION,                                                                    WARRANTS             VALUE
Telecommunications 0.41%                                                                                   $6,071,852
Deutsche Telekom AG, American Depositary Shares (Germany)**                                8,253              138,980
Metrocall Holdings, Inc.**                                                                23,100            1,596,441
NII Holdings, Inc. (Class B)**                                                            54,786            1,981,610
Versatel Telecom International NV (Netherlands) (E) **                                 1,183,045            2,354,821

WARRANTS 0.28%                                                                                             $4,097,402
(Cost $827,963)

Consumer Products 0.00%                                                                                             0
Hedstrom Corp. (Canada) (B) (I) **                                                        12,539                    0

Telecommunications 0.28%                                                                                    4,097,402
Allegiance Telecom, Inc.,**                                                                3,500                3,500
COLT Telecom Plc, (United Kingdom) (R) # **                                                5,000            3,666,899
Loral Space & Communications Ltd. **                                                      42,000                  420
MetroNet Communications Corp. (Canada) (R) **                                              2,250              209,250
NTL, Inc. **                                                                              28,043              217,333


                                                                                INTEREST  PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                              RATE      (000s OMITTED)       VALUE
SHORT-TERM INVESTMENTS 4.45%                                                                              $65,191,000
(Cost $65,191,000)

Joint Repurchase Agreement 4.45%
Investment in a joint repurchase agreement
transaction with Cantor Fitzgerald Securities
-- Dated 05-28-04 due 06-01-04 (Secured by
U.S. Treasury Bill, 1.378% due 11-18-04,
U.S. Treasury Bond, 6.250% through 8.125%,
due 08-15-21 through 08-15-23 and U.S. Treasury
Note, 1.875% due 09-30-04)                                                       0.980%   $65,191          65,191,000

TOTAL INVESTMENTS 97.44%                                                                               $1,428,224,727

OTHER ASSETS AND LIABILITIES, NET 2.56%                                                                   $37,572,939

TOTAL NET ASSETS 100.00%                                                                               $1,465,797,666


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

  * Credit ratings are unaudited and are rated by Moody's Investors Service, where Standard & Poor's ratings are not available, unless indicated otherwise.

 ** Non-income-producing security.

*** Security rated internally by John Hancock Advisers, LLC.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

  + All or a portion of this security is on loan on May 31, 2004.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(I) This security is valued in good faith under procedures established by the Board of Trustees.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $37,266,221 or 2.54% of the Fund's net assets as of May 31, 2004.

(r) Direct placement securities are restricted to resale. They have been valued at fair value in accordance with procedures approved by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Additional information on each restricted security is as follows:

                                                      VALUE AS A
                                                      PERCENTAGE  VALUE AS OF
                            ACQUISITION  ACQUISITION  OF FUND'S        MAY 31,
ISSUER, DESCRIPTION         DATE         COST         NET ASSETS         2004
------------------------------------------------------------------------------
TLC Beatrice International
Holdings (Class A),
common stock                 11-25-87      $54,400      0.00%        $15,400

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated, unless indicated otherwise.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
May 31, 2004
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated
by various
countries and
concentration
of investments
aggregated
by the quality
rating for debt
and preferred
securities.

                                      VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                       OF NET ASSETS
-----------------------------------------------------------
Australia                                             3.75%
Bahamas                                               0.12
Brazil                                                2.70
Canada                                               18.56
Chile                                                 0.78
Colombia                                              5.80
Denmark                                               1.48
France                                                0.17
Germany                                               0.67
Greece                                                0.04
Ireland                                               1.50
Italy                                                 4.96
Japan                                                 3.45
Luxembourg                                            0.40
Mexico                                                5.10
Netherlands                                           0.67
New Zealand                                           1.94
Norway                                                2.54
Panama                                                0.72
Peru                                                  2.21
Philippine Islands                                    1.01
Spain                                                 5.07
Sweden                                                1.52
United Kingdom                                        0.25
United States                                        31.35
Venezuela                                             0.68
Total investments                                    97.44%

                                      VALUE AS A PERCENTAGE
QUALITY DISTRIBUTION                          OF NET ASSETS
-----------------------------------------------------------
AAA                                                  43.86%
AA                                                   14.28
A                                                     0.37
BBB                                                   5.11
BB                                                   13.82
B                                                    12.00
CCC                                                   1.18
CC                                                    0.10
C                                                     0.07
D                                                     0.64
Total bonds and preferred shares                     91.43%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

May 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,354,030,588)
including $253,994,781 of securities loaned                    $1,428,224,727
Cash                                                                      117
Foreign cash at value (cost $13,015,689)                           13,247,902
Cash segregated for futures contracts                               2,158,000
Receivable for investments sold                                    16,060,000
Receivable for shares sold                                          1,312,406
Receivable for forward foreign currency exchange contracts          1,031,193
Receivable for futures variation margin                               907,821
Dividends and interest receivable                                  32,895,730
Other assets                                                           87,330
Total assets                                                    1,495,925,226

LIABILITIES
Payable for investments purchased                                  24,702,888
Payable for shares repurchased                                      2,242,735
Dividends payable                                                     837,994
Payable for forward foreign currency exchange contracts             1,170,546
Payable to affiliates
Management fees                                                       457,986
Distribution and service fees                                         164,832
Other                                                                 259,524
Other payables and accrued expenses                                   291,055

Total liabilities                                                  30,127,560

NET ASSETS
Capital paid-in                                                 1,570,738,147
Accumulated net realized loss on investments, financial
futures contracts, options written and foreign
currency transactions                                            (154,912,032)
Net unrealized appreciation of investments, financial
futures contracts and translation of assets and liabilities
in foreign currencies                                              73,664,293
Distributions in excess of net investment income                  (23,692,742)

Net assets                                                     $1,465,797,666

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($657,435,976 [DIV] 98,266,191 shares)                          $6.69
Class B ($528,629,569 [DIV] 79,010,038 shares)                          $6.69
Class C ($278,559,817 [DIV] 41,637,278 shares)                          $6.69
Class I ($1,052,874 [DIV] 157,382 shares)                               $6.69
Class R ($119,430 [DIV] 17,852 shares)                                  $6.69

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($6.69 [DIV] 95.5%)                                           $7.01
Class C2 ($6.69 [DIV] 99%)                                              $6.76

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
May 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest income (net of foreign withholding taxes
of $512,272)                                                      $88,351,974
Dividends                                                             722,479
Securities lending                                                    293,832

Total investment income                                            89,368,285

EXPENSES
Investment management fees                                          5,319,555
Class A distribution and service fees                               1,887,175
Class B distribution and service fees                               5,844,029
Class C distribution and service fees                               2,760,581
Class R distribution and service fees                                     430
Class A, Class B and Class C transfer agent fees                    2,168,116
Class I transfer agent fees                                               145
Class R transfer agent fees                                               370
Custodian fees                                                        527,609
Accounting and legal services fees                                    434,509
Registration and filing fees                                          120,760
Miscellaneous                                                         104,651
Printing                                                               91,401
Trustees' fees                                                         87,821
Professional fees                                                      72,333
Interest                                                               12,091
Securities lending fees                                                 7,181

Total expenses                                                     19,438,757

Net investment income                                              69,929,528

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                        45,858,908
Financial futures contracts                                         5,224,232
Options written                                                        32,411
Foreign currency transactions                                     (29,634,022)
Net increase from payment by affiliate and net losses
realized on the disposal of investment in violation
of restrictions                                                            --
Change in unrealized appreciation (depreciation) of
Investments                                                       (68,449,859)
Financial futures contracts                                         1,180,156
Translation of assets and liabilities in foreign currencies         2,106,034

Net realized and unrealized loss                                  (43,682,140)

Increase in net assets from operations                            $26,247,388

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                YEAR            YEAR
                                               ENDED           ENDED
                                             5-31-03         5-31-04
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                    $67,916,939     $69,929,528

Net realized gain (loss)                 (59,639,944)     21,481,529
Change in net unrealized
appreciation (depreciation)              190,610,821     (65,163,669)

Increase in net assets
resulting from operations                198,887,816      26,247,388

Distributions to shareholders
From net investment income
Class A                                  (34,974,381)    (35,993,149)
Class B                                  (33,597,673)    (29,443,583)
Class C                                  (10,949,751)    (13,850,832)
Class I                                         (772)        (14,108)
Class R 1                                         --          (4,472)
From net realized gain
Class A                                           --     (13,490,562)
Class B                                           --     (12,552,025)
Class C                                           --      (5,948,223)
Class I                                           --            (227)
Class R 1                                         --          (2,283)
                                         (79,522,577)   (111,299,464)
From Fund share transactions             160,236,129      87,603,086

NET ASSETS
Beginning of period                    1,183,645,288   1,463,246,656

End of period 2                       $1,463,246,656  $1,465,797,666


1 Class R shares began operations on 8-5-03.

2 Includes accumulated (distributions in excess of) net investment income of $11,264,060 and ($23,692,742), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                 5-31-00     5-31-01     5-31-02 1   5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $7.46       $6.97       $6.61       $6.49       $7.08
Net investment income 2                         0.59        0.57        0.46        0.38        0.35
Net realized and unrealized
gain (loss) on investments                     (0.49)      (0.36)      (0.07)       0.65       (0.19)
Total from
investment operations                           0.10        0.21        0.39        1.03        0.16
Less distributions
From net investment income                     (0.59)      (0.56)      (0.46)      (0.44)      (0.40)
From net realized gain                            --          --          --          --       (0.15)
From capital paid-in                              --       (0.01)      (0.05)         --          --
                                               (0.59)      (0.57)      (0.51)      (0.44)      (0.55)
Net asset value,
end of period                                  $6.97       $6.61       $6.49       $7.08       $6.69
Total return 3 (%)                              1.37        3.15        6.22       16.50        2.23

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $511        $512        $508        $595        $657
Ratio of expenses
to average net assets (%)                       0.91        0.93        0.93        0.95        0.90
Ratio of net investment income
to average net assets (%)                       8.09        8.40        7.06        5.82        5.10
Portfolio turnover (%)                            36 4        48          69          71          42

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                 5-31-00     5-31-01     5-31-02 1   5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $7.46       $6.97       $6.61       $6.49       $7.08
Net investment income 2                         0.54        0.52        0.42        0.34        0.31
Net realized and unrealized
gain (loss) on investments                     (0.49)      (0.35)      (0.08)       0.64       (0.20)
Total from
investment operations                           0.05        0.17        0.34        0.98        0.11
Less distributions
From net investment income                     (0.54)      (0.52)      (0.42)      (0.39)      (0.35)
From net realized gain                            --          --          --          --       (0.15)
From capital paid-in                              --       (0.01)      (0.04)         --          --
                                               (0.54)      (0.53)      (0.46)      (0.39)      (0.50)
Net asset value,
end of period                                  $6.97       $6.61       $6.49       $7.08       $6.69
Total return 3 (%)                              0.65        2.44        5.49       15.69        1.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $564        $555        $556        $613        $529
Ratio of expenses
to average net assets (%)                       1.61        1.63        1.63        1.65        1.60
Ratio of net investment income
to average net assets (%)                       7.39        7.69        6.36        5.13        4.41
Portfolio turnover (%)                            36 4        48          69          71          42

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                 5-31-00     5-31-01     5-31-02 1   5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $7.46       $6.97       $6.61       $6.49       $7.08
Net investment income 2                         0.53        0.52        0.42        0.33        0.31
Net realized and unrealized
gain (loss) on investments                     (0.49)      (0.35)      (0.08)       0.65       (0.20)
Total from
investment operations                           0.04        0.17        0.34        0.98        0.11
Less distributions
From net investment income                     (0.53)      (0.52)      (0.42)      (0.39)      (0.35)
From net realized gain                            --          --          --          --       (0.15)
From capital paid-in                              --       (0.01)      (0.04)         --          --
                                               (0.53)      (0.53)      (0.46)      (0.39)      (0.50)
Net asset value,
end of period                                  $6.97       $6.61       $6.49       $7.08       $6.69
Total return 3 (%)                              0.65        2.43        5.49       15.69        1.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $36         $69        $121        $256        $279
Ratio of expenses
to average net assets (%)                       1.61        1.63        1.64        1.65        1.60
Ratio of net investment income
to average net assets (%)                       7.39        7.65        6.35        4.99        4.39
Portfolio turnover (%)                            36 4        48          69          71          42

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                 5-31-02 1,5   5-31-03       5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $6.61         $6.49         $7.08
Net investment income 2                         0.35          0.50          0.34
Net realized and unrealized
gain (loss) on investments                     (0.08)         0.56         (0.17)
Total from
investment operations                           0.27          1.06          0.17
Less distributions
From net investment income                     (0.36)        (0.47)        (0.41)
From net realized gain                            --            --         (0.15)
From capital paid in                           (0.03)           --            --
                                               (0.39)        (0.47)        (0.56)
Net asset value,
end of period                                  $6.49         $7.08         $6.69
Total return 3 (%)                              4.34 6       16.97          2.41

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 7          -- 7          $1
Ratio of expenses
to average net assets (%)                       0.60 8        0.55          0.48
Ratio of net investment income
to average net assets (%)                       7.39 8        6.29          5.14
Portfolio turnover (%)                            69            71            42

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

PERIOD ENDED                                 5-31-04 5

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                            $6.83
Net investment income 2                         0.26
Net realized and unrealized
gain on investments                             0.05
Total from
investment operations                           0.31
Less distributions
From net investment income                     (0.30)
From net realized gain                         (0.15)
                                               (0.45)
Net asset value,
end of period                                  $6.69
Total return 3 (%)                              4.42 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 7
Ratio of expenses
to average net assets (%)                       1.38 8
Ratio of net investment income
to average net assets (%)                       4.66 8
Portfolio turnover (%)                            42

1 As required, effective June 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.59%, 6.89%, 6.88% and 7.92% for Class A, Class B. Class C and Class I shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Excludes merger activity.

5 Class I and Class R shares began operations on 9-4-01 and 8-5-03, respectively.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2004.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's Statement of Assets and Liabilities. The Fund had no outstanding written options on May 31, 2004.

Written options for the year ended May 21, 2004, were as follows:

                                  NUMBER OF CONTRACTS      PREMIUMS RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                   --                     --
Options written                                   500               $128,750
Options exercised                                (500)              (128,750)
Outstanding, end of period                         --                     --

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2004, the Fund loaned securities having a market value of $253,994,781 collateralized by securities in the amount of $260,307,784. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts. On May 31, 2004 the Fund had deposited $2,158,000 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2004:

                            NUMBER OF
OPEN CONTRACTS              CONTRACTS    POSITION    EXPIRATION   DEPRECIATION
------------------------------------------------------------------------------
U.S. Treasury 10-year note  1,660        Short       SEP 04         ($556,308)

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following forward foreign currency exchange contracts open on May 31, 2004:

                     PRINCIPAL AMOUNT           EXPIRATION       APPRECIATION
CURRENCY             COVERED BY CONTRACT        MONTH           (DEPRECIATION)
------------------------------------------------------------------------------
BUYS
Euro                  6,800,000                 AUG 04               $258,604

SELLS
Euro                 20,000,000                 JUNE 04              $772,589
Euro                 18,600,000                 JULY 04              (556,360)
Pound Sterling        2,000,000                 AUG 04               (114,410)
Euro                 12,800,000                 AUG 04               (499,776)
                                                                    ($397,957)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $137,612,329 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2006 -- $1,008,800, May 31, 2007 -- $1,503,470, May 31, 2008 -- $6,667,465, May
31, 2009 -- $19,893,294, May 31, 2010 -- $54,670,046, May 31, 2011 --
$29,326,320 and May 31, 2012 -- $24,542,934. Net capital losses of
$4,719,965 and net foreign currency losses of $766,803, attributable to security transactions incurred after October 31, 2003, are treated as arising on June 1, 2004, the first day of the Fund's next taxable year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2004, the tax character of distributions paid was as follows: ordinary income $111,299,464. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2004, the components of distributable earn ings on a tax basis in cluded $8,098,893 of un distributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next
$250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $2,396,926 with regard to sales of Class A shares. Of this amount, $282,815 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,569,841 was paid as sales commissions to unrelated broker-dealers and $544,270 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed an up-front sales charge. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $637,122 with regard to sales of Class C shares. Of this amount, $626,264 was paid as sales commissions to unrelated broker-dealers and $10,858 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2004, CDSCs received by JH Funds amounted to $1,305,026 for Class B shares and $100,545 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I shares average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of Class R shares average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

Included in the Statement of Operations for the year ended May 31, 2004, is an amount of approximately $150,246 that was reimbursed by the Adviser for a loss on a security acquired in violation of investment restrictions.

The Fund has an agreement with the Adviser to per form necessary tax, accounting and legal services for the Fund. The compensation for the year was at a rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $2,009 for certain publishing services, included in the printing fees.

The Adviser owned 14,641 Class R shares of beneficial interest of the Fund on May 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensa tion Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 5-31-03            YEAR ENDED 5-31-04
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                      19,425,397    $127,499,296    34,078,911    $237,118,842
Distributions reinvested   3,522,606      22,986,222     5,067,520      35,124,420
Repurchased              (17,093,432)   (111,173,985)  (24,917,402)   (172,866,006)
Net increase               5,854,571     $39,311,533    14,229,029     $99,377,256

CLASS B
Sold                      19,680,819    $128,709,040    11,431,069     $79,585,808
Distributions reinvested   2,936,752      19,143,323     3,899,485      27,049,416
Repurchased              (21,599,075)   (140,724,411)  (22,881,735)   (158,606,327)
Net increase (decrease)    1,018,496      $7,127,952    (7,551,181)   ($51,971,103)

CLASS C SHARES
Sold                      21,473,024    $139,764,895    13,134,466     $91,778,947
Distributions reinvested     956,712       6,251,710     1,860,198      12,904,017
Repurchased               (4,917,668)    (32,219,961)   (9,490,397)    (65,688,212)
Net increase              17,512,068    $113,796,644     5,504,267     $38,994,752

CLASS I
Sold                              --              --       153,941      $1,067,422
Distributions reinvested          --              --         1,928          13,132
Net increase                      --              --       155,869      $1,080,554

CLASS R 1
Sold                              --              --        17,826        $121,446
Distributions reinvested          --              --            31             217
Repurchased                       --              --            (5)            (36)
Net increase                      --              --        17,852        $121,627

NET INCREASE              24,385,135    $160,236,129    12,355,836     $87,603,086

1 Class R shares began operations on 8-5-03.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2004 aggregated $594,810,182 and $587,765,433, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $31,106,875 and $65,765,203, respectively, during the year ended May 31, 2004.

The cost of investments owned on May 31, 2004, including short-term investments, for federal income tax purposes, was $1,417,675,487. Gross unrealized appreciation and depreciation of investments aggregated $80,082,176 and $69,532,936, respectively, resulting in net unrealized appreciation of $10,549,240. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to amortization of premiums on debt securities and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTE E
Reclassification of
accounts

During the year ended May 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $31,839,091, an increase in distributions in excess of investment income of $25,580,186 and a decrease in capital paid-in of $6,258,905. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, certain foreign currency adjustments and amortization of premium on debt securities. The calculation of net investment income
(loss) per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Strategic
Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Strategic Income Fund (the "Fund") at May 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2004, 1.00% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (Public Utility Holding Company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1988                20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1986                20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             1996                20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).


37



                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         1996                30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility); Director,
Ford Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003); and Advisory Board, UNCF, Global
Partnerships Center (since 2002).

John A. Moore, 2 Born: 1939                                                                 1996                30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

NON-INDEPENDENT TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE

James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation; Chairman,
Director, President and Chief Executive Officer, John Hancock Advisers,
LLC and The Berkeley Group; Chairman, Director, President and Chief
Executive Officer, John Hancock Funds, LLC; Chairman, President,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp"); President, John Hancock Retirement
Services, John Hancock Life Insurance Company (until 2004); Chairman,
Essex Corporation (until 2004); Co-Chief Executive Officer, MetLife
Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).


38



NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1986
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION


INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Strategic Income Fund.


9100A  5/04
       7/04

JOHN HANCOCK
High Income Fund

5.31.2004

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

Trustees & officers
page 30

For your information
page 33


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of May 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
high current
income by
normally invest-
ing at least 80% of
its assets in U.S.
and foreign bonds
and other debt
securities rated
BBB/Baa or lower
and their unrated
equivalents.

Over the last twelve months

* High yield bonds enjoyed strong returns, fueled by investors' growing comfort with risk amid better economic conditions and a growing appetite for yield.

* The Fund benefited from the high yield rally, but trailed its peers due to its focus on high-quality tiers of the high yield market.

* Emerging-market holdings posted positive returns.

[Bar chart with heading "John Hancock High Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.02% total return for Class A shares. The second bar represents the 5.28% total return for Class B shares. The third bar represents the 5.28% total return for Class C shares and the fourth bar represents the 6.40% total return for Class I shares. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

 3.9%   United States Treasury
 2.3%   Mexican States, United
 2.2%   Chesapeake Energy Corp.
 2.1%   Peru, Republic of
 2.1%   MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.
 1.9%   MDP Acquisitions Plc
 1.9%   Colombia, Republic of
 1.8%   Keystone Automotive Operations, Inc.
 1.8%   Stone Container Corp.
 1.8%   Mohegan Tribal Gaming Auth.

As a percentage of net assets on May 31, 2004.

BY FREDERICK L. CAVANAUGH, JR., AND DANIEL S. JANIS, III, PORTFOLIO
MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
High Income Fund

High yield bonds posted solid returns for the 12-month period ended May 31, 2004, although they incurred most of their gains in the first half of the period. That's when high yield bonds benefited from extremely strong demand. The low interest rates offered by government and other investment-grade bonds helped make junk bonds more appealing to yield-hungry investors. Low interest rates also helped boost the business fundamentals of high-yield corporate issuers as many debt-laden companies were able to refinance their debt, lowering interest payments and improving their balance sheets. Rising corporate profits also helped ease investors' worries over high yield bond issuers' ability to pay their debt. Amid that enthusiasm, investors demonstrated a willingness to accept more risk, with lower-rated categories of high yield bonds performing best.

In the second half of the period, however, high yield bonds generated lower absolute returns, although they continued to outperform most other fixed-income alternatives. Investors became increasingly concerned about the rapid run-up in high yield bond valuations, prompting them to stop additional purchases and pull money out of the sector altogether. April was a particularly disappointing month. One of the primary reasons for the sector's weak performance during that period was the stock market sell-off, caused by increased geopolitical and higher interest rate concerns.

"High yield bonds
 posted solid returns for
 the 12-month period
 ended May 31, 2004..."

High-yielding bonds issued by emerging markets -- particularly Latin American bonds -- posted generally positive returns during the year, although they significantly lagged the high-yield corporate sector. Emerging-market securities benefited throughout most of the period from stronger demand in light of waning concerns about the risks associated with investing in emerging markets. Further more, emerging-market bonds, like high yield bonds, were helped by strong demand from investors seeking higher-yielding alternatives to high-grade government and corporate debt.

FUND PERFORMANCE

For the 12 months ended May 31, 2004, John Hancock High Income Fund's Class A, Class B, Class C and Class I shares posted total returns of 6.02%, 5.28%, 5.28% and 6.40%, respectively, at net asset value. This compared with the 10.89% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Photos of Fred Cavanaugh and Dan Janis flush right next to first paragraph.]

"Our holdings in emerging-
 market bonds from Latin
 America -- particularly
 those issued in Mexico
 and Colombia -- generally
 posted positive returns..."

QUALITY FOCUS HAMPERS RETURNS

The primary contributor to our underperformance relative to our Lipper peer group average was our focus on the higher-quality segments of the below-investment-grade market, which lagged lower-quality bonds during most of the year. Our reasons for maintaining this approach even when recent conditions didn't favor it were twofold. First of all, we grew increasingly concerned that lower-quality bonds in particular were overvalued and "priced for perfection," reflecting overly optimistic views about the economy, interest rates and the rate of defaults among high yield issuers. Our view was that economic growth would be more moderate than it proved to be, and that the lowest-quality companies would be most vulnerable in that environment. While we were surprised at the strength of the economic rebound, we remain convinced that it isn't sustainable. Our concerns about rising interest rates were well founded. Lower-quality bonds faltered in the final month of the period when investors began to worry that rising interest rates would slow economic growth and compromise the financial stability of the lowest-quality companies. The other reason why we generally avoided lower-quality tiers of the market was liquidity. Lower-quality securities can be especially illiquid, meaning investors can be left holding securities they no longer want if conditions turn against a company or the high yield market overall.

LEADERS AND LAGGARDS

Among our high yield holdings, there were a number of good performers. Chukchansi Economic Development Authority, which owns the central California-based Chukchansi Resort and Casino, was one of them. The resort and casino, central California's newest gaming and entertainment destination located in the Sierra foothills near Yosemite National Park, benefited from improved operating results. Rising commodity prices helped our investments in Ocean Rig Norway, which operates oil rigs and benefited from high oil prices. We also profited from our holdings in The Hockey Co., a leading designer, manufacturer and marketer of hockey apparel and equipment. Our holdings in the company performed especially well in response to the announcement that Reebok International plans to acquire the company. On the flip side, our disappointments included Pegasus Communications Corp., which was locked in an ongoing legal dispute with DIRECTV over Pegasus' right to distribute DIRECTV's services. Mexican oil company Pemex also proved disappointing, initially due to its underperformance relative to Mexican sovereign debt and later because of volatility in the capital markets.

[Table at top left-hand side of page entitled "Quality distribution." The first listing is AAA -- 12%, the second is A -- 1%, the third BBB -- 12%, the fourth is BB -- 23%, the fifth is B -- 44%, the sixth is CCC -- 4%, the seventh is CC -- 1% and the eighth is D-NR -- 1%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-04." The chart is divided into three sections (from top to left): Corporate bonds 77%, Foreign government bonds 8% and Short-term investments & other 15%.]

EMERGING MARKET HOLDINGS

Our holdings in emerging-market bonds from Latin America -- particularly those issued in Mexico and Colombia -- generally posted positive returns during the year, although they paled in comparison to the gains enjoyed by many of our high-yield corporate investments. Mexico, one of the highest-rated emerging markets, benefited from improving economic and fiscal conditions. Colombia also enjoyed better economic conditions, as well as a significant decline in the rate of inflation in that country.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Chukchansi followed by an up arrow with the phrase "Good financial results for casino/resort." The second listing is The Hockey Co. followed by an up arrow with the phrase "Reebok announced plans to acquire company." The third listing is Pegasus followed by a down arrow with the phrase "Legal battle with DIRECTV takes toll."]

OUTLOOK

We remain cautious about the outlook for the high yield market for the balance of 2004. One of our chief concerns is that high yield bonds appear overvalued relative to their historic prices. At the end of the period, the difference in yield -- or spread -- between high yield bonds and the 10-year Treasury was hovering around four percentage points. To us, that tight spread is unsustainable unless global economic growth accelerates significantly. Our view is that the economy will post a moderate, not robust, rate of growth, a level that we feel will be difficult to support current valuation levels. In that environment, we also believe that higher-quality tiers of the market will be more rewarding, so we plan to stick to our above-average credit profile. "

 "...we also believe that
  higher-quality tiers of
  the market will be more
  rewarding, so we plan to
  stick to our above-average
  credit profile."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in high yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
May 31, 2004

                              Class A      Class B      Class C      Class I 1
Inception date                 3-1-01       3-1-01       3-1-01       3-1-01

Average annual returns with maximum sales charge (POP)
One year                        1.28%        0.32%        3.24%        6.40%
Since inception                 5.68%        5.68%        6.14%        7.51%

Cumulative total returns with maximum sales charge (POP)
One year                        1.28%        0.32%        3.24%        6.40%
Since inception                19.65%       19.65%       21.36%       26.53%

SEC 30-day yield as of May 31, 2004
                                5.85%        5.43%        5.37%        6.50%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

                                       Merrill Lynch
             Cum Value    Cum Value       High Yield
               of $10K      of $10K        Master II
Plot Date     (No Load)     (W/Load)           Index

3-31-01         $9,953       $9,506           $9,800
4-30-01          9,961        9,514            9,667
5-31-01         10,089        9,636            9,836
8-31-01         10,289        9,827            9,810
11-30-01        10,554       10,080            9,755
2-28-02         10,593       10,118            9,604
4-30-02         10,737       10,255           10,004
5-31-02         10,657       10,178            9,928
8-31-02         10,299        9,836            9,021
11-30-02        10,619       10,142            9,357
2-28-03         11,086       10,588            9,912
4-30-03         11,733       11,207           10,765
5-31-03         11,817       11,287           10,886
8-31-03         11,957       11,420           11,177
11-30-03        12,502       11,941           11,881
2-29-04         12,848       12,271           12,346
4-30-04         12,817       12,242           12,351
5-31-04         12,527       11,965           12,145

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock High Income Fund, before sales charge, and is equal to $12,527 as of May 31, 2004. The second line represents the Index and is equal to $12,145 as of May 31, 2004. The third line represents the same hypothetical $10,000 investment made in the John Hancock High Income Fund, after sales charge, and is equal to $11,965 as of May 31, 2004.

                                    Class B      Class C 1    Class I 2
Period beginning                     3-1-01       3-1-01       3-1-01
Without sales charge                $12,258      $12,258      $12,653
With maximum sales charge           $11,965      $12,136      $12,653
Index                               $12,145      $12,145      $12,145

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of May 31, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Merrill Lynch High Yield Master II Index is an index composed of U.S. currency high yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2004

This schedule is divided into two main categories: bonds and short-term investments. Bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)     VALUE
BONDS 85.42%                                                                                            $24,976,004
(Cost $24,720,735)

Automobiles/Trucks 1.81%                                                                                    530,000
Keystone Automotive Operations, Inc.,
Sr Sub Note 11-01-13 (R)                                              9.750%     B-       $500              530,000

Banks -- Foreign 1.30%                                                                                      381,391
Corporacion Andina de Fomento,
Note (Supra National) 05-21-13                                        5.200      A         400              381,391

Banks -- United States 1.79%                                                                                524,069
Colonial Bank,
Sub Note 06-01-11                                                     9.375      BBB-      150              175,056
Sumitomo Mitsui Banking Corp.
(New York Branch),
Sub Note Tier II 06-15-12                                             8.000      BBB-      300              349,013

Building 2.13%                                                                                              621,237
Celulosa Arauco y Constitucion SA,
Note (Chile) 07-09-13                                                 5.125      BBB+      250              233,237
North American Energy Partners,
Sr Note 12-01-11 (R)                                                  8.750      B+        400              388,000

Chemicals 2.27%                                                                                             662,000
Braskem S.A.,
Note (Brazil) 01-22-14 (R)                                           11.750      B+        400              350,000
Nova Chemicals Corp.,
Sr Note (Canada) 05-15-06                                             7.000      BB+       300              312,000

Containers 2.60%                                                                                            760,500
BWAY Corp.,
Sr Sub Note 10-15-10                                                 10.000      B-        300              315,000
Owens-Brockway Glass Container, Inc.,
Sr Note 05-15-13                                                      8.250      B         300              298,500
Sr Sec Note 02-15-09                                                  8.875      BB-       140              147,000

Diversified Operations 0.94%                                                                                274,606
Glencore Funding LLC,
Gtd Note 04-15-14 (R)                                                 6.000      BBB       300              274,606

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)     VALUE
Food 1.90%                                                                                                 $556,313
Del Monte Corp.,
Sr Sub Note 12-15-12                                                  8.625%     B        $237              251,813
Dole Food Co., Inc.,
Sr Note 03-15-11                                                      8.875      B+        300              304,500

Government -- Foreign 8.15%                                                                               2,382,400
Brazil, Federal Republic of,
Global Bond (Brazil) 10-22-10                                         9.250      B+        300              277,500
Global Bond (Brazil) 08-07-11                                        10.000      B+        150              139,875
Colombia, Republic of,
Bond (Colombia) 04-09-11                                              9.750      BB+       277              307,775
Bond (Colombia) 05-21-24                                              8.125      BB        300              233,250
Mexican States, United,
Global Medium Term Note Ser A
(Mexico) 01-16-13                                                     6.375      BBB-      350              350,000
Global Medium Term Note Ser A
(Mexico) 08-15-31                                                     8.300      BBB-      300              315,000
Panama, Republic of,
Bond (Panama) 01-16-23                                                9.375      BB        150              151,500
Peru, Republic of,
Note (Peru) 02-06-15                                                  9.875      BB-       600              607,500

Leisure 15.77%                                                                                            4,610,350
Chukchansi Economic Development Auth.,
Sr Note 06-15-09 (R)                                                 14.500      B-**      350              428,750
Cinemark USA, Inc.,
Sr Sub Note 02-01-13                                                  9.000      B-        300              327,000
Coast Hotels and Casinos, Inc.,
Sr Sub Note 04-01-09                                                  9.500      B         200              210,000
Gaylord Entertainment Co.,
Sr Note 11-15-13 (R)                                                  8.000      B-        400              398,000
Hockey Co. (The)/Sport Maska, Inc.,
Unit Sr Sec Note 04-15-09                                            11.250      B         300              348,000
Isle of Capri Casinos, Inc.,
Gtd Sr Sub Note 03-15-12                                              9.000      B         200              218,000
Jacobs Entertainment, Inc.,
Sr Sec Note 02-01-09                                                 11.875      B         250              272,500
Mandalay Resort Group,
Sr Sub Note 02-15-10                                                  9.375      BB-        50               56,000
Mohegan Tribal Gaming Auth.,
Sr Sub Note 07-15-09                                                  6.375      BB-       250              248,125
Sr Sub Note 04-01-12                                                  8.000      BB-       250              265,625
MTR Gaming Group, Inc.,
Gtd Sr Note Ser B 04-01-10                                            9.750      B+        350              374,500
Penn National Gaming, Inc.,
Gtd Sr Sub Note Ser B 03-01-08                                       11.125      B         100              110,000

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)     VALUE
Leisure (continued)
Premier Entertainment Biloxi,
1st Mtg Note 02-01-12 (R)                                            10.750%     B-       $250             $260,000
Starwood Hotels & Resorts Worldwide, Inc.,
Gtd Sr Note 05-01-12                                                  7.875      BB+       300              315,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas) 08-15-11                                        8.875      B+         60               63,300
Turning Stone Casino Resort Enterprise,
Sr Note 12-15-10 (R)                                                  9.125      B+        300              312,750
Waterford Gaming LLC,
Sr Note 09-15-12 (R)                                                  8.625      B+        380              402,800

Linen Supply & Related 0.20%                                                                                 58,300
Coinmach Corp.,
Sr Note 02-01-10                                                      9.000      B          55               58,300

Machinery 1.37%                                                                                             400,000
Manitowoc Co., Inc.,
Sr Note 11-01-13                                                      7.125      B+        400              400,000

Manufacturing 1.92%                                                                                         561,000
Reddy Ice Group, Inc.,
Sr Sub Note 08-01-11                                                  8.875      B-        300              313,500
True Temper Sports, Inc.,
Sr Sub Note 09-15-11 (R)                                              8.375      B-        250              247,500

Media 12.23%                                                                                              3,576,376
Allbritton Communications Co.,
Sr Sub Note 12-15-12                                                  7.750      B-        350              346,937
Charter Communications Holdings LLC/
Charter Communications Holdings
Capital Corp.,
Sr Note 10-01-09                                                     10.750      CCC-      400              348,000
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16                                                  10.500      B+        250              281,875
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc.,
Sr Note 03-15-13                                                      8.375      BB-       250              276,250
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+        300              312,000
Innova S. de R.L.,
Note (Mexico) 09-19-13                                                9.375      B+        315              327,600
Sr Note (Mexico) 04-01-07                                            12.875      B+         94               94,477
Paxson Communications Corp.,
Gtd Sr Sub Note 07-15-08                                             10.750      CCC+      210              215,250
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                               12.500      CC        400              196,000

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)     VALUE
Media (continued)
Sinclair Broadcast Group, Inc.,
Gtd Sr Sub Note 03-15-12                                              8.000%     B        $400             $409,000
TCI Communications, Inc.,
Sr Deb 08-01-13                                                       7.875      BBB       300              342,267
XM Satellite Radio, Inc.,
Sr Sec Note 06-15-10                                                 12.000      CCC+      381              426,720

Medical 1.32%                                                                                               386,950
Advanced Medical Optics, Inc.,
Sr Sub Note 07-15-10                                                  9.250      BB-       355              386,950

Oil & Gas 4.19%                                                                                           1,223,675
Chesapeake Energy Corp.,
Gtd Sr Note 01-15-15                                                  7.750      BB-       300              309,750
Sr Note 01-15-16                                                      6.875      BB-       336              327,600
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway) 06-01-08                                    10.250      CCC       150              148,500
Pemex Project Funding Master Trust,
Gtd Note 02-15-08                                                     8.500      BBB-      300              334,950
Gtd Note 12-15-14                                                     7.375      BBB-      100              102,875

Paper & Paper Products 4.92%                                                                              1,439,525
Corporacion Durango S.A. de C.V.,
Sr Sec Note (Mexico) 08-01-06 (B)                                    13.125      D         456              239,400
Longview Fibre Co.,
Sr Sub Note 01-15-09                                                 10.000      B+        125              133,125
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12                                            9.625      B         500              542,500
Stone Container Corp.,
Sr Note 02-01-08                                                      9.250      B         200              215,500
Sr Note 07-01-12                                                      8.375      B         300              309,000

Real Estate Investment Trust 1.31%                                                                          384,000
Omega Healthcare Investors, Inc.,
Sr Note 04-01-14 (R)                                                  7.000      BB-       400              384,000

Retail 3.55%                                                                                              1,038,945
Central Garden & Pet Co.,
Gtd Sr Sub Note 02-01-13                                              9.125      B+        300              324,750
Standard Commercial Corp.,
Sr Note 04-15-12 (R)                                                  8.000      BB+       400              408,000
TRW Automotive, Inc.,
Sr Note 02-15-13                                                      9.375      B+        274              306,195

Telecommunications 2.81%                                                                                    820,992
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06                                            14.250      NR        250               62,500
Nextel Communications, Inc.,
Sr Note 08-01-15                                                      7.375      BB        400              403,000

See notes to
financial statements.


11


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)     VALUE
Telecommunications (continued)
Nextel Partners, Inc.,
Sr Note 11-15-09                                                     12.500%     B-       $194             $225,525
Tritel PCS, Inc.,
Sr Sub Note 01-15-11                                                 10.375      BBB       112              129,967

Textile 1.09%                                                                                               318,000
Oxford Industries, Inc.,
Sr Note 06-01-11 (R)                                                  8.875      B         300              318,000

Tobacco 1.23%                                                                                               360,500
Commonwealth Brands, Inc.,
Sr Sec Sub Note 09-01-08 (R)                                         10.625      B-        350              360,500

Utilities 6.95%                                                                                           2,031,125
Empresa Electrica Guacolda S.A.,
Sec Sr Note (Chile) 04-30-13 (R)                                      8.625      BBB-      360              377,011
Empresa Nacional de Electricidad S.A.,
Bond (Chile) 02-01-27                                                 7.875      BBB-      500              448,196
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-       183              188,787
MSW Energy Holdings LLC/
MSW Energy Finance Co., Inc.,
Sr Sec Note 09-01-10 (R)                                              7.375      BB-       300              295,500
Sr Sec Note Ser B 09-01-10                                            8.500      BB        300              310,500
PSEG Energy Holdings LLC,
Sr Note 04-16-07                                                      7.750      BB-       300              312,000
Salton Sea Funding Corp.,
Gtd Sr Sec Note Ser F 11-30-18                                        7.475      BB+        49               51,568
Sr Sec Note Ser C 05-30-10                                            7.840      BB+        46               47,563

Waste Disposal Service & Equip 3.67%                                                                      1,073,750
Allied Waste North America, Inc.,
Sr Note Ser B 09-01-12                                                9.250      BB-       150              166,125
Sr Sub Note Ser B 08-01-09                                           10.000      B+        250              265,625
Casella Waste Systems, Inc.,
Sr Sub Note 02-01-13                                                  9.750      B         300              325,500
Synagro Technologies, Inc.,
Sr Sub Note 04-01-09                                                  9.500      B         300              316,500

See notes to
financial statements.


12


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                                  INTEREST   CREDIT    PAR VALUE
MATURITY DATE                                                         RATE       RATING*   (000s OMITTED)     VALUE
SHORT-TERM INVESTMENTS 12.68%                                                                            $3,707,162
(Cost 3,712,041)

Government -- U.S. 3.94%                                                                                  1,153,504
United States Treasury, Note
11-30-04                                                              2.000%     AAA       $1,150         1,153,504

Government -- U.S. Agencies 8.21%                                                                         2,400,000
Federal National Mortgage Assn.,
Disc Note 06-01-04                                                    0.000      AAA        2,400         2,400,000

Oil & Gas 0.17%                                                                                              49,908
Pemex Finance Ltd.,
Note Ser 1999-2 Class A5 (Mexico) 08-15-04                            9.140      A-            50            49,908

Telecommunications 0.36%                                                                                    103,750
Mobile Telesystems Finance S.A.,
Gtd Bond (Luxembourg) 12-21-04                                       10.950      BB-          100           103,750

TOTAL INVESTMENTS 98.10%                                                                                $28,683,166

OTHER ASSETS AND LIABILITIES, NET 1.90%                                                                    $556,992

TOTAL NET ASSETS 100.00%                                                                                $29,240,158


  * Credit ratings are unaudited and are rated by Standard & Poor's where available, or Moody's Investors Service, unless indicated otherwise.

 ** Security rated internally by John Hancock Advisers, LLC.

(B) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1993. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,735,417 or 19.61% of net assets as of May 31, 2004.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
May 31, 2004
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and concentration
of investments
aggregated by
the quality rating
for each debt
security.
                                         VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                          OF NET ASSETS
--------------------------------------------------------------
Bahamas                                                  0.22%
Brazil                                                   2.62
Canada                                                   1.07
Chile                                                    3.62
Colombia                                                 1.85
Ireland                                                  1.86
Luxembourg                                               0.35
Mexico                                                   4.92
Norway                                                   0.51
Panama                                                   0.52
Peru                                                     2.08
Supra National                                           1.30
United States                                           77.18
Total investments                                       98.10%

QUALITY DISTRIBUTION
--------------------------------------------------------------
AAA                                                     12.15%
A                                                        1.48
BBB                                                     11.74
BB                                                      22.62
B                                                       44.51
CCC                                                      3.90
CC                                                       0.67
D                                                        0.82
NR (not rated)                                           0.21
Total investments                                       98.10%

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

May 31, 2004
This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $28,432,776)                           $28,683,166
Cash                                                                   80,763
Receivables for investments sold                                      605,000
Receivable for shares sold                                                175
Interest receivable                                                   585,552
Other assets                                                              702
Receivable from affiliates                                              8,635

Total assets                                                       29,963,993

LIABILITIES
Payable for investments purchased                                     623,427
Payable for shares repurchased                                          5,074
Dividends payable                                                      18,105
Payable to affiliates
Management fees                                                        16,308
Distribution and service fees                                           3,503
Other                                                                  10,522
Other payables and accrued expenses                                    46,896

Total liabilities                                                     723,835

NET ASSETS
Capital paid-in                                                    29,013,031
Accumulated net realized loss on investments                          (16,592)
Net unrealized appreciation of investments                            250,390
Distributions in excess of net investment income                       (6,671)

Net assets                                                        $29,240,158

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($15,276,357 [DIV] 1,565,507 shares)                            $9.76
Class B ($9,882,781 [DIV] 1,012,829 shares)                             $9.76
Class C ($3,983,441 [DIV] 408,222 shares)                               $9.76
Class I ($97,579 [DIV] 10,000 shares)                                   $9.76

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.76 [DIV] 95.5%)                                          $10.22
Class C2 ($9.76 [DIV] 99%)                                              $9.86

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
May 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $7,225)              $2,359,807
Dividends                                                              16,821

Total investment income                                             2,376,628

EXPENSES
Investment management fees                                            197,665
Class A distribution and service fees                                  47,452
Class B distribution and service fees                                 105,097
Class C distribution and service fees                                  39,828
Class A, Class B and Class C transfer agent fees                       41,896
Class I transfer agent fees                                                50
Registration and filing fees                                           51,305
Professional fees                                                      32,165
Custodian fees                                                         31,303
Printing                                                               13,678
Accounting and legal services fees                                      8,870
Miscellaneous                                                           3,237
Trustees' fees                                                          1,828
Interest                                                                  255

Total expenses                                                        574,629
Less expense reductions                                               (75,168)

Net expenses                                                          499,461

Net investment income                                               1,877,167

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      914,798
Change in net unrealized appreciation (depreciation)
of investments                                                     (1,097,679)

Net realized and unrealized loss                                     (182,881)

Increase in net assets from operations                             $1,694,286

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                YEAR          YEAR
                                               ENDED         ENDED
                                             5-31-03       5-31-04
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                     $1,432,481    $1,877,167
Net realized gain (loss)                    (385,569)      914,798
Change in net unrealized
appreciation (depreciation)                1,403,179    (1,097,679)

Increase in net assets
resulting from operations                  2,450,091     1,694,286

Distributions to shareholders
From net investment income
Class A                                   (1,029,783)   (1,053,462)
Class B                                     (391,880)     (627,202)
Class C                                     (138,035)     (237,039)
Class I                                       (7,825)       (7,040)
                                          (1,567,523)   (1,924,743)
From Fund share transactions              12,035,106      (110,779)

NET ASSETS
Beginning of period                       16,663,720    29,581,394

End of period 1                          $29,581,394   $29,240,158


1 Includes accumulated (distributions in excess of) net investment income of $10,782 and ($6,671), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                 5-31-01 1   5-31-02     5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.94       $9.62       $9.84
Net investment income 2                         0.15        0.81        0.69        0.65
Net realized and unrealized
gain (loss) on investments                     (0.07)      (0.27)       0.28       (0.06)
Total from
investment operations                           0.08        0.54        0.97        0.59
Less distributions
From net investment income                     (0.14)      (0.86)      (0.75)      (0.67)
Net asset value,
end of period                                  $9.94       $9.62       $9.84       $9.76
Total return 3,4 (%)                            0.89 5      5.63       10.88        6.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                    $10         $12         $16         $15
Ratio of expenses
to average net assets (%)                       1.25 6      1.24        1.31        1.31
Ratio of adjusted expenses
to average net assets 7 (%)                     2.42 6      2.77        1.73        1.56
Ratio of net investment income
to average net assets (%)                       5.93 6      8.24        7.36        6.50
Portfolio turnover (%)                            13         113          97          73

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

PERIOD ENDED                                 5-31-01 1   5-31-02     5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.94       $9.62       $9.84
Net investment income 2                         0.13        0.75        0.61        0.58
Net realized and unrealized
gain (loss) on investments                     (0.06)       (027)       0.30       (0.06)
Total from
investment operations                           0.07        0.48        0.91        0.52
Less distributions
From net investment income                     (0.13)      (0.80)      (0.69)      (0.60)
Net asset value,
end of period                                  $9.94       $9.62       $9.84       $9.76
Total return 3,4 (%)                            0.71 5      4.99       10.11        5.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 8        $3         $10         $10
Ratio of expenses
to average net assets (%)                       1.95 6      1.90        2.01        2.01
Ratio of adjusted expenses
to average net assets 7 (%)                     3.12 6      3.43        2.43        2.26
Ratio of net investment income
to average net assets (%)                       5.22 6      7.58        6.53        5.81
Portfolio turnover (%)                            13         113          97          73

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

PERIOD ENDED                                 5-31-01 1   5-31-02     5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.94       $9.62       $9.84
Net investment income 2                         0.13        0.75        0.61        0.58
Net realized and unrealized
gain (loss) on investments                     (0.06)      (0.27)       0.30       (0.06)
Total from
investment operations                           0.07        0.48        0.91        0.52
Less distributions
From net investment income                     (0.13)      (0.80)      (0.69)      (0.60)
Net asset value,
end of period                                  $9.94       $9.62       $9.84       $9.76
Total return 3,4 (%)                            0.71 5      4.99       10.11        5.28

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 8        $2          $3          $4
Ratio of expenses
to average net assets (%)                       1.95 6      1.90        2.01        2.01
Ratio of adjusted expenses
to average net assets 7 (%)                     3.12 6      3.43        2.43        2.26
Ratio of net investment income
to average net assets (%)                       5.22 6      7.58        6.55        5.79
Portfolio turnover (%)                            13         113          97          73

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

PERIOD ENDED                                 5-31-01 1   5-31-02     5-31-03     5-31-04
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.00       $9.94       $9.62       $9.84
Net investment income 2                         0.15        0.83        0.72        0.69
Net realized and unrealized
gain (loss) on investments                     (0.06)      (0.27)       0.28       (0.07)
Total from
investment operations                           0.09        0.56        1.00        0.62
Less distributions
From net investment income                     (0.15)      (0.88)      (0.78)      (0.70)
Net asset value,
end of period                                  $9.94       $9.62       $9.84       $9.76
Total return 3,4 (%)                            0.96 5      5.89       11.24        6.40

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 8        -- 8        -- 8        -- 8
Ratio of expenses
to average net assets (%)                       0.95 6      0.98        0.98        0.95
Ratio of adjusted expenses
to average net assets 7 (%)                     2.12 6      2.51        1.40        1.17
Ratio of net investment income
to average net assets (%)                       6.23 6      8.49        7.73        6.87
Portfolio turnover (%)                            13         113          97          73

1 Class A, Class B, Class C and Class I shares began operations on
  3-1-01.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high level of current income. The Fund will seek to achieve this objective by investing primarily in debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium
on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,592 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires on May 31, 2011.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2004, the tax character of distributions paid was as follows: ordinary income $1,924,743. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2004, the components of distributable earnings on a tax basis included $11,549 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $1,000,000,000 of the Fund's average daily net asset value, (b) 0.60% of the next $3,000,000,000 and (c) 0.55% of Fund's average daily net asset value in excess of $4,000,000,000.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net asset value, at least until September 30, 2005. Accordingly, the expense reductions related to the total expense limitation amounted to $66,613 for the year ended May 31, 2004. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares were assessed up-front sales charges. Class C front-end sales charges were eliminated, effective July 15, 2004. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $60,121 with regard to sales of Class A shares. Of this amount, $7,522, was retained and used for printing prospectuses, advertising, sales literature and other purposes, $42,668 was paid as sales commissions to unrelated broker-dealers and 9,931 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended May 31, 2004, JH Funds received net up-front sales charges of $14,632 with regard to sales of Class C shares. Of this amount, $14,029 was paid as sales commissions to unrelated broker-dealers and $603 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2004, CDSCs received by JH Funds amounted to $35,423 for Class B shares and $1,779 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., ("Signature Services") an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to limit Class A, Class B and Class C shares' transfer agent fees to 0.11% of each class's average daily net asset value, at least until September 30, 2004. Accordingly, the expense reductions related to the transfer agent fee limitation amounted to $8,555 for the year ended May 31, 2004. Signature Services reserves the right to terminate this limitation in the future.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at a rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $860 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 970,000 Class A, 10,000 Class B, 10,000 Class C and 10,000 Class I shares of beneficial interest of the Fund on May 31, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 5-31-03            YEAR ENDED 5-31-04
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                         694,399      $6,534,636       722,373      $7,181,166
Distributions reinvested      14,757         138,597        23,082         231,223
Repurchased                 (236,354)     (2,213,218)     (854,521)     (8,507,479)
Net increase (decrease)      472,802      $4,460,015      (109,066)    ($1,095,090)

CLASS B SHARES
Sold                         868,345      $8,167,661       453,367      $4,537,448
Distributions reinvested      19,820         186,092        37,467         375,420
Repurchased                 (198,319)     (1,850,942)     (485,387)     (4,866,196)
Net increase                 689,846      $6,502,811         5,447         $46,672

CLASS C SHARES
Sold                         250,057      $2,354,187       205,622      $2,053,337
Distributions reinvested       5,760          54,075        10,841         108,534
Repurchased                 (144,176)     (1,335,982)     (122,231)     (1,224,232)
Net increase                 111,641      $1,072,280        94,232        $937,639
NET INCREASE (DECREASE)    1,274,289     $12,035,106        (9,387)      ($110,779)

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2004, aggregated $18,643,582 and $19,374,200, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $2,517,480 and $1,360,258, respectively, during the year ended May 31, 2004.

The cost of investments owned on May 31, 2004, including short-term investments, for federal income tax purposes, was $28,456,950. Gross unrealized appreciation and depreciation of investments aggregated $1,214,335 and $988,119, respectively, resulting in net unrealized appreciation of $226,216. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification
of accounts

During the year ended May 31, 2004, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $16,925, a decrease in distributions in excess of net investment income of $30,123 and a decrease in capital paid-in of $13,198. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and amortization of premium. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of John Hancock High Income
Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock High Income Fund (the "Fund") at May 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2004.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2004, 0.88% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for the calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Charles L. Ladner, 2 Born: 1938                                                             2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (Public Utility Holding Company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             2001                20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         2001                20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2001                20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              2001                20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             2001                20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).


30



                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         2001                30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility); Director,
Ford Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003); and Advisory Board, UNCF, Global
Partnerships Center (since 2002).

John A. Moore, 2 Born: 1939                                                                 2001                30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   2001                20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

NON-INDEPENDENT TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE

James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation; Chairman,
Director, President and Chief Executive Officer, John Hancock Advisers,
LLC and The Berkeley Group; Chairman, Director, President and Chief
Executive Officer, John Hancock Funds, LLC; Chairman, President,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp"); President, John Hancock Retirement
Services, John Hancock Life Insurance Company (until 2004); Chairman,
Essex Corporation (until 2004); Co-Chief Executive Officer, MetLife
Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
Richard A. Brown, Born: 1949                                                                                    2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).


31



NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William H. King, Born: 1952                                                                                     2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
High Income Fund.


7200A  5/04
       7/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, May 31, 2004, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $64,800 for the fiscal year ended May 31, 2003 (broken out as follows: John Hancock High Income Fund - $26,000 and John Hancock Strategic Income Fund - $38,800) and $68,200 for the fiscal year ended May 31, 2004 (broken out as follows: John Hancock High Income Fund - $27,300 and John Hancock Strategic Income Fund - $40,900). These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2003 and fiscal year ended May 31, 2004 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $9,800 for the fiscal year ended May 31, 2003 (broken out as follows: John Hancock High Income Fund - $4,000 and John Hancock Strategic Income Fund - $5,800) and $10,300 for the fiscal year ended May 31, 2004 (broken out as follows: John Hancock High Income Fund - $4,200 and John Hancock Strategic Income Fund - $6,100). The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended May 31, 2003 and fiscal year ended May 31, 2004 billed to the registrant or to the control affiliates.

(e) (1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2003 and May 31, 2004 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended May 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $29,800 for the fiscal year ended May 31, 2003, and $17,050 for the fiscal year ended May 31, 2004.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(c) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  July 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
    -------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:  July 21, 2004

By:
    -----------------------
    Richard A. Brown
    Senior Vice President and Chief Financial Officer

Date:  July 21, 2004